RISK MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
RISK MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES

D.	RISK MANAGEMENT AND HEDGING ACTIVITIES USING DERIVATIVES

Risk-Management Activities - ONEOK Partners is sensitive to changes in natural gas, crude oil and NGL prices, principally as a result of contractual terms under which these commodities are processed, purchased and sold.  ONEOK Partners uses physical-forward sales and financial derivatives to secure a certain price for a portion of its natural gas, condensate and NGL products.  ONEOK Partners follows established policies and procedures to assess risk and approve, monitor and report its risk-management activities.  ONEOK Partners has not used these instruments for trading purposes.  We and ONEOK Partners are also subject to the risk of interest-rate fluctuation in the normal course of business.

Commodity-price risk - ONEOK Partners is exposed to the risk of loss in cash flows and future earnings arising from adverse changes in the price of natural gas, NGLs and condensate.  ONEOK Partners uses the following commodity derivative instruments to mitigate the commodity-price risk associated with a portion of the forecasted sales of these commodities:

•	Futures contracts - Standardized contracts to purchase or sell natural gas and crude oil for future delivery or settlement under the provisions of exchange regulations;

•
Forward contracts - Nonstandardized commitments between two parties to purchase or sell natural gas, crude oil or NGLs for future physical delivery. These contracts are typically nontransferable and can only be canceled with the consent of both parties; and

•
Swaps - Exchange of one or more payments based on the value of one or more commodities. These investments transfer the financial risk associated with a future change in value between the counterparties of the transaction, without also conveying ownership interest in the asset or liability.

The Natural Gas Gathering and Processing segment is exposed to commodity-price risk as a result of receiving commodities in exchange for services associated with its POP contracts.  ONEOK Partners is also exposed to basis risk between the various production and market locations where it receives and sells commodities.  As part of ONEOK Partners’ hedging strategy, it uses the previously described commodity derivative financial instruments and physical-forward contracts to minimize the impact of price fluctuations related to natural gas, NGLs and condensate.

The Natural Gas Liquids segment is exposed to basis risk primarily as a result of the relative value of NGL purchases at one location and sales at another location. To a lesser extent, ONEOK Partners is exposed to commodity-price risk resulting from the relative values of the various NGL products to each other, NGLs in storage and the relative value of NGLs to natural gas. ONEOK Partners utilizes physical-forward contracts to reduce the impact of price fluctuations related to NGLs.  At December 31, 2013 and 2012, there were no financial derivative instruments with respect to ONEOK Partners’ natural gas liquids operations.

The Natural Gas Pipelines segment is exposed to commodity-price risk because its intrastate and interstate natural gas pipelines retain natural gas from its customers for operations or as part of its fee for services provided. When the amount of natural gas consumed in operations by these pipelines differs from the amount provided by its customers, ONEOK Partners’ pipelines must buy or sell natural gas, or store or use natural gas from inventory, which can expose it to commodity-price risk depending on the regulatory treatment for this activity. To the extent that commodity-price risk in ONEOK Partners’ Natural Gas Pipelines segment is not mitigated by fuel cost-recovery mechanisms, it uses physical-forward sales or purchases to reduce the impact of price fluctuations related to natural gas.  At December 31, 2013 and 2012, there were no financial derivative instruments with respect to ONEOK Partners’ natural gas pipeline operations.

Interest-rate risk - We and ONEOK Partners manage interest-rate risk through the use of fixed-rate debt, floating-rate debt and interest-rate swaps.  Interest-rate swaps are agreements to exchange interest payments at some future point based on specified notional amounts. At December 31, 2013 and 2012, ONEOK Partners had forward-starting interest-rate swaps with notional amounts totaling $400 million with settlement dates greater than 12 months that have been designated as cash flow hedges of the variability of interest payments on a portion of forecasted debt issuances that may result from changes in the benchmark interest rate before the debt is issued. In February 2014, ONEOK Partners entered into forward-starting interest-rate swaps with notional amounts totaling $500 million with settlement dates less than 12 months that were also designated as cash flow hedges.

Fair Values of Derivative Instruments - The following table sets forth the fair values of our derivative instruments for our continuing operations for the periods indicated:

	December 31, 2013		December 31, 2012
	Assets (a)	(Liabilities) (a)	Assets (a)	(Liabilities) (a)
	(Thousands of dollars)
Derivatives designated as hedging instruments
Commodity contracts
Financial contracts	$6,469	$(5,107)	$17,582	$(2,455)
Physical contracts	1,064	(3,463)	—	—
Interest-rate contracts	54,503	—	10,923	—
Total derivatives designated as hedging instruments	62,036	(8,570)	28,505	(2,455)
Derivatives not designated as hedging instruments
Commodity contracts
Nontrading instruments
Physical contracts	959	—	—	—
Total derivatives not designated as hedging instruments	959	—	—	—
Total derivatives	$62,995	$(8,570)	$28,505	$(2,455)
(a) - Included on a net basis in other current assets, other assets or other current liabilities on our Consolidated Balance Sheets.

Notional Quantities for Derivative Instruments - The following table sets forth the notional quantities for derivative instruments held for our continuing operations for the periods indicated:

		December 31, 2013		December 31, 2012
	Contract Type	Purchased/ Payor	Sold/ Receiver	Purchased/ Payor	Sold/ Receiver
Derivatives designated as hedging instruments:
Cash flow hedges
Fixed price
-Natural gas (Bcf)	Swaps	—	(48.1)	—	(31.7)
-Crude oil and NGLs (MMBbl)	Forwards and swaps	—	(4.0)	—	(1.1)
Basis
-Natural gas (Bcf)	Swaps	—	(48.1)	—	(31.7)
Interest-rate contracts (Millions of dollars)	Forward-starting swaps	$400.0	$—	$400.0	$—

These notional amounts are used to summarize the volume of financial instruments; however, they do not reflect the extent to which the positions offset one another and consequently do not reflect our actual exposure to market or credit risk.

Cash Flow Hedges - Our former energy services business and ONEOK Partners use derivative instruments to hedge the cash flows associated with anticipated purchases and sales of natural gas, NGLs and condensate and cost of fuel used in the transportation of natural gas. Accumulated other comprehensive income (loss) at December 31, 2013, includes losses of approximately $5.8 million, net of tax, related to these hedges that will be recognized within the next 24 months as the forecasted transactions affect earnings.  If prices remain at current levels, we will recognize $7.0 million in net losses over the next 12 months and net gains of $1.2 million thereafter.  The amount deferred in accumulated other comprehensive income (loss) attributable to our settled interest-rate swaps is a loss of $49.6 million, net of tax, which will be recognized over the life of the long-term, fixed-rate debt. We expect that losses of $5.3 million, net of tax, will be reclassified into earnings during the next 12 months as the hedged items affect earnings. The remaining amounts in accumulated other comprehensive income (loss) are attributable primarily to ONEOK Partners’ forward-starting interest-rate swaps with settlement dates greater than 12 months, which will be amortized to interest expense over the life of long-term, fixed-rate debt upon issuance of ONEOK Partners debt.

For the year ended December 31, 2013, income from discontinued operations in our Consolidated Statements of Income related to our former energy services business includes $10.1 million reflecting an adjustment to natural gas inventory at the lower of cost or market value. We reclassified $8.0 million of deferred gains, before income taxes, on associated cash flow hedges from accumulated other comprehensive income (loss) into earnings. For the year ended December 31, 2012, income from discontinued operations in our Consolidated Statement of Income included losses of $29.9 million related to certain financial contracts that were used to hedge forecasted purchases of natural gas. As a result of the continued decline in natural gas prices, the combination of the cost basis of the forecasted purchases of inventory and the financial contracts exceeded the amount expected to be recovered through sales of that inventory after considering related sales hedges, which required reclassification of the loss from accumulated other comprehensive loss to current period earnings. In 2011, income from discontinued operations in our Consolidated Statements of Income included $91.1 million, reflecting an adjustment to natural gas inventory at the lower of cost or market value. We also reclassified $91.1 million of deferred gains, before income taxes, on associated cash flow hedges from accumulated other comprehensive income (loss) into earnings.

The following table sets forth the effect of cash flow hedges recognized in other comprehensive income (loss) for the periods indicated:

Derivatives in Cash Flow Hedging Relationships	Years Ended December 31,
	2013	2012	2011
	(Thousands of dollars)
Continuing Operations
Commodity contracts	$(14,475)	$46,804	$18,164
Interest-rate contracts	46,616	(29,471)	(128,666)
Total gain (loss) recognized in other comprehensive income (loss) on derivatives (effective portion) for continuing operations	32,141	17,333	(110,502)
Discontinued Operations
Total gain (loss) recognized in other comprehensive income (loss) on derivatives (effective portion) for discontinued operations - commodity contracts	(958)	16,094	99,344
Total gain (loss) recognized in other comprehensive income (loss) on derivatives (effective portion)	$31,183	$33,427	$(11,158)

The following tables set forth the effect of cash flow hedges on our Consolidated Statements of Income for the periods indicated:

	Location of Gain (Loss) Reclassified from Accumulated Other Comprehensive Income (Loss) into Net Income (Effective Portion)
Derivatives in Cash Flow Hedging Relationships		Years Ended December 31,
		2013	2012	2011
		(Thousands of dollars)
Continuing Operations
Commodity contracts	Revenues	$1,689	$61,526	$(1,494)
Interest-rate contracts	Interest expense	(14,560)	(7,155)	(480)
Total gain (loss) reclassified from accumulated other comprehensive income (loss) into net income from continuing operations on derivatives (effective portion)		(12,871)	54,371	(1,974)
Discontinued Operations
Commodity contracts	Income (loss) from discontinued operations - Revenues	17,360	79,336	50,095
Commodity contracts	Income (loss) from discontinued operations - Cost of sales and fuel	(14,320)	(73,881)	89,618
Total gain (loss) reclassified from accumulated other comprehensive income (loss) into net income from discontinued operations on derivatives (effective portion)		3,040	5,455	139,713
Total gain (loss) reclassified from accumulated other comprehensive income (loss) into net income on derivatives (effective portion)		$(9,831)	$59,826	$137,739

Ineffectiveness related to our former energy services business’s and ONEOK Partners’ cash flow hedges was not material for the years ended December 31, 2013, 2012 and 2011.  In the event that it becomes probable that a forecasted transaction will not occur, ONEOK Partners will discontinue cash flow hedge treatment, which will affect earnings.  For the years ended December 31, 2013, 2012 and 2011, there were no gains or losses due to the discontinuance of cash flow hedge treatment in our continuing operations as a result of the underlying transactions being no longer probable.

Fair Value Hedges - In prior years, we terminated various interest-rate swap agreements that had been designated as fair value hedges. The net savings from the termination of these swaps is being recognized in interest expense over the terms of the debt instruments originally hedged. Interest expense savings from the amortization of terminated swaps for 2013, 2012 and 2011, were $1.7 million, $1.7 million and $4.3 million, respectively.

Credit Risk - We monitor the creditworthiness of our counterparties and compliance with policies and limits established by our Risk Oversight and Strategy Committee.  We maintain credit policies with regard to our counterparties that we believe minimize overall credit risk.  These policies include an evaluation of potential counterparties’ financial condition (including credit ratings, bond yields and credit default swap rates), collateral requirements under certain circumstances and the use of standardized master-netting agreements that allow us to net the positive and negative exposures associated with a single counterparty.  We have counterparties whose credit is not rated, and for those customers we use internally developed credit ratings.

Some of the derivative instruments of our former energy services business, now classified as discontinued operations, contained provisions that required us to maintain an investment-grade credit rating from S&P and/or Moody’s.  If our credit ratings on senior unsecured long-term debt were to decline below investment-grade, the counterparties to the derivative instruments could request collateralization on derivative instruments in net liability positions. The aggregate fair value of all financial derivative instruments with contingent features related to credit risk that were in a net liability position as of December 31, 2013, was $1.1 million.  On February 3, 2014, S&P reduced our credit rating below investment grade as a result of the ONE Gas separation. Moody’s also downgraded our credit rating; however, our credit rating with Moody’s remained investment-grade.

The counterparties to our derivative contracts of our discontinued operations consist primarily of major energy companies, LDCs, electric utilities, financial institutions and commercial and industrial end-users.  This concentration of counterparties may impact our overall exposure to credit risk, either positively or negatively, in that the counterparties may be similarly affected by changes in economic, regulatory or other conditions.  Based on our policies, exposures, credit and other reserves, we do not anticipate a material adverse effect on our financial position or results of operations as a result of counterparty nonperformance.

All of ONEOK Partners’ commodity derivative financial contracts were with OESC, a subsidiary of our former energy services business, as of December 31, 2013. OESC had entered into similar commodity derivative financial contracts with third parties at ONEOK Partners’ direction and on its behalf.  ONEOK Partners had an indemnification agreement with OESC that indemnifies and held it harmless from any liability it may incur solely as a result of its entering into commodity derivative financial contracts on ONEOK Partners behalf. Net derivative asset positions for which ONEOK Partners would indemnify OESC in the event of a default by the counterparty were with investment-grade counterparties that are primarily in the financial services and oil and gas sectors. ONEOK Partners interest-rate derivatives are with investment-grade financial institutions.

At December 31, 2013, the net credit exposure from our derivative assets is primarily with investment-grade companies in the financial services sector.